CESCA

Therapeutics

Clinical Excellence in Stem Cell Applications

Corporate Presentation
The Merger of ThermoGenesis & TotipotentRX
July 2013
Exhibit 99.3
Filed by: ThermoGenesis Corp.
Pursuant to Rule 425 under the Securities Act of 1933
Subject Company: ThermoGenesis Corp.
Commission File No.: 333-82900

This letter contains forward-looking statements. Such forward-looking statements include but are not limited to that the proposed merger will be consummated and that the resulting company will be able to become a fully integrated regenerate medicine company, to provide practical, commercializable cell therapies, to rapidly and cost-efficiently develop new clinical trial, cell therapies, to be positioned to commercialize in both developed and emerging markets and to create higher shareholder value. These statements involve risks and uncertainties that could cause actual outcomes to differ materially from those contemplated by the forward-looking statements. Several factors including the timing of proposed merger, the efficiency of integrating two companies, timing of FDA and foreign regulatory approvals as to products, changes in customer forecasts, our failure to meet customers' purchase order and quality requirements, supply shortages, production delays, changes in the markets for customers' products, introduction timing and acceptance of our new products scheduled for fiscal year 2014, and introduction of competitive products and other factors beyond our control could result in a materially different revenue outcome and/or in our failure to achieve the revenue levels we expect for fiscal 2014. A more complete description of these and other risks that could cause actual events to differ from the outcomes predicted by our forward-looking statements is set forth under the caption "Risk Factors" in our annual report on Form 10-K and other reports we file with the Securities and Exchange Commission from time to time, and you should consider each of those factors when evaluating the forward-looking statements.

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CescaTM Therapeutics
Forward Looking Statement
ThermoGenesis Corp.
Web site: http://www.thermogenesis.com
Contact: Investor Relations
+1-916-858-5107, or
ir@thermogenesis.com

- Create a uniquely positioned organization to be a best in class Integrated Regenerative Medicine Company
  - Devices; patented platform technology
  - Proprietary cell formulations
  - Clinical Research Organization (Fortis embedded)
- The first commercially viable autologous cell therapy
  - Effective; 10 pilot & Phase 1b clinical trials
  - Safe; ideally in the regulatory “sweet spot”
  - Rapid; 60 minute bedside protocol
- Create substantial near term shareholder value
  - Unlocks intrinsic value in base business
  - Transformational M&A/bolt on opportunities

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Cesca Therapeutics
Launches only integrated regenerative medicine company

- Unique, embedded CRO, Fortis Healthcare, esteemed hospital chain networked throughout India and Asia; exclusive regenerative medicine service provider arrangement

Fortis TotipotentRX™
Centre for Cellular Medicine

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Cesca Therapeutics
TotipotentRX snapshot
• Developing cellular therapies for vascular, orthopedic and neurological diseases
• Core capabilities in development and clinical testing of cellular therapies
• Pipeline of 10 clinical stage therapies
THERAPEUTICS
DEVICES
CLINICAL SERVICES

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Cesca Therapeutics
ThermoGenesis snapshot (Nasdaq: KOOL)
• Leading designer and supplier of clinical technologies for processing, storage and administration of stem cells
• Core capabilities include quality innovation, design IP, commercialization, regulatory, and global distribution
• ~$18M in annual revenues
 Automated
 Point-of-Care/
 Lab-based
 cGMP
 Closed Systems
 Scalable

Annual Healthcare Cost
per Capita by Age
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
18
44
54
64
74
84
Age in Years

- Creating a $20B/year addressable market by 2020

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Regenerative Medicine’s Future
Macro drivers
• Global Trends in Healthcare
− Aging population, rapidly rising costs
− Medical reimbursement; pay for performance
− Pharma:
 ➢ Patent expirations, empty pipelines
 ➢ Not curative, treats symptoms
• Regenerative Medicine
− Curative; targets root cause of disease
− Creating value:
 ➢ Will save $250B/year1
Uniquely able to control key variables to minimize regulatory risk and maximize clinical effectiveness
1 Alliance for Regenerative Medicine, Annual Report 2013

Distribution of Trials by Cell Source
All Phases
Percentage of Clinical Trials
100%
75%
50%
25%
0%
Academia
Industry
All Trials
Auto
Allo
Auto
Allo
100%
75%
50%
25%
0%
100%
75%
50%
25%
0%
Academia
N = 353 Trials
75% Autologous
Industry
N = 119 Trials
45% Autologous
Adapted from Health Advances, Inc. (Oct.2012)

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Healthcare Market
Macro drivers
• Regenerative medicine gains
 industry’s eye
− Industry clinical trial sponsors:
 ✓ 2007: <1%
 ✓ 2010: 5%
 ✓ 2012: 20%
• Academic cell evolution; From
 embryonic, to allogeneic, to
 autologous:
− CIRM has begun funding
 autologous trials again
− Strong NIH funding for autologous
 studies continues
Industry presence accelerating

Blood
Plasma
Buffy Coat
RBCs
Blood Collection
Simple Processing
(Centrifugation)
Treatment with PrP
or Buffy Coat Concentrate

- Current Status
  - Joints, soft tissues, spine
  - PRP and bone marrow derived buffy coat
  - $200M market (devices sold direct to physicians)
  - 16 competitors
- Issues
  - Limited/no clinical trial data
  - Individual physician generated protocols – highly variable
  - Cellular product highly variable/inconsistent
  - No FDA approvals; practice of medicine

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Autologous Therapy Today
Current regenerative medicine POC practice

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Cesca Therapeutics
The autologous cell therapy solution
• Patient friendly
• Physician friendly
• Fast, at-the-bedside
• Effective
• In the regulatory “sweet spot”
• Commercially viable
Consistent cell compositions
cGMP compliant protocols
Clinical data

Fully Integrated Solution	Time/Cost to Market	Commercial Experience	Autologous (safety)	"Smart" Bedside Process
Cesca	●	●	●	●	●
Harvest	◔	◕	●	●	◔
CytoMedix	◔	◕	◔	●	◑
Cytori	◔	◔	◑	◑	◔
Aastrom	◔	○	○	◑	N/A
NeoStem	◑	◔	○	◑	◑
MesoBlast	◑	○	○	○	N/A
Athersys	◔	○	○	○	N/A
Osiris	◑	○	○	○	N/A

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Cesca Commercialization Advantage
The first commercially viable autologous cell therapy

Integrated Engineered Solutions
Purification
Quality Control
Selection
Enumeration
Anti-Coagulation
Dosing
Harvest
Delivery
cesca
Therapeutics
Study Summary
Ethics & Regulatory
Data Mgmt
Physician Mgmt
Patient Follow-up
Patient Treatment
Patient Enrollment
Cellular Clinical Research Organization

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Cesca CellwerksSM
Our Unique Development Process
• Uniquely integrated development
- Chemistry, cellularity and quality
- Controlled, consistent delivery
- 550 patients treated across eight clinical
 indications (Toti)

Collect Cells
Select Cells
Verify Dose
Treatment
60
Minutes

SurgWerks POC Advantages:

- “Smart” cell formulation & verification
- Autologous (safe and fast)
- Data validated
- Structured, protocol driven
- Highly consistent
- Dose controlled
- FDA approved & practice of medicine friendly

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Cesca SurgwerksTM
Indication specific, proprietary product suite

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Cesca SurgwerksTM
Sustainable differentiation
• Developed at the point-of-care, over 20,000 patients treated through
 ThermoGenesis
• Clinically validated, proprietary clinical protocols & method patents
• Proprietary, smart platforms (device and algorithm patents)
• Proprietary cell formulations addressing multiple disease indications
• Pioneering with regulatory strategy to be first FDA combination product approved - 21CFR 3.2 (e)
• IP Suite
− 43 Design and device patents
− Three protocol provisional patents (6 indications)
− 10 pilot & phase 1b clinical trials
− 7 clinical algorithms

Autologous?
no
yes
Manipulated?
yes
no
Homologous?
no
yes
Homologous?
no
yes
HIGH
LOW
RISK
cesca
Therapeutics

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In the Regulatory “Sweet Spot”
Lower risk = speed to market

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Proprietary Cell Formulations
Unique algorithms for treatment of multiple indications
Source Material	Clinical Indication	Harvest Hct (%)	MNC recovery (%)	Monocyte recovery	Platelet recovery (%)
PB	Chronic Dermal Wound	≤ 25%	> 80%	> 85%	> 85%
PB	Chronic Dermal Wound	≤ 10%	> 80%	> 85%	> 85%
PB	Soft Tissue	≤ 3%	> 50%	> 80%	> 85%
PB	Soft Tissue	≤ 2%	> 50%	> 80%	> 85%
BM	Cardiac & CLI	≤ 25%	> 85%	> 85%	> 85%
BM	Non-Union	≤ 15%	> 85%	> 85%	> 85%
BM	Neurological	< 3%	> 60%	> 85%	> 85%
PB = Peripheral Blood
BM = Bone Marrow
VXP® Algorithmic Control

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Cesca Pilot Trial Experience
Developing the CellWerks model
Specialty	Indication	Trial Completion
Orthopedics	OA	50 Patients Pilot Completed
	Non Union	30 Patients Pilot Completed 19 Patients Phase 1 Completed
	Avascular Necrosis	10 Patients Pilot Completed
Cardiovascular	AMI	30 Patient Phase 1b Underway
	Stroke	15 Patient Phase 1a Reg Review
	CLI	15 Patient Phase 1b Completed 20 Patient Phase 1 Completed
	Non Healing Ulcers	10 Patient Pilot
Market for our target therapies totals $16.6B
More than 300 patients treated in other trials and applications

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High Impact Clinical Results
Compelling early vascular results
• N=17 patients
• All patients “no option” and 24
 hours from leg amputation
• 88.9% of gangrene sores
 improved
• Major Amputation Free Rate post
 SurgWerks™ Therapy = 85.7%
• Minor Amputation Free Rate Post
 SurgWerks™ = 55.5% to date
• 31% Reduction in VAS Pain
 Score at 3 Mo. F/U
Major Revascularization

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 • N=19 patients
 • All patients failed traditional
 surgical fixation
 • 71% union rate in 18 weeks post
 SurgWerks™ treatment
 – No SAEs/AES
 – 2 patients lost to F/U
Long Bone Fusion
Non-Union Fractures
High Impact Clinical Results
Compelling early orthopedic results
Accepted for publication: 2012
International Society of Cell Therapy,
Rotterdam

PRODUCT PIPELINE

Pilot
1/1b
2
3
Vascular
Acute MI
Limb Ischemia
Ischemic Stroke
Non-Healing Ulcer
Orthopedic
Spinal Fusion
Osteoarthritis
Non-Union Fracture
Avascular Necrosis
Neurological
Spinal Cord Injury
Brain Ischemia

Rx Clinical Trial Advantage	Pilot	P1/P1b	Total
Cesca Investment ($M)	$2	$15	$17
US Equivalent Investment ($M)	$17	$29	$46
Non-Dilutive Clinical Trial Funding Benefit ($M)			$29

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Clinical Pipeline
Blockbuster drug candidates
KEY CESCA CRO ADVANTAGES
 − US FDA accepts foreign
 trials
 − Better control of trial
 management
 − 1/5th the cost of US/EU
 Patient related Clinical Trials
 costs
 − Speed to completion

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Our Fortis Partnership
CRO embedded in New Delhi facility
• Cesca is exclusive regenerative medicine
 provider to Fortis
 – 72 hospitals (6 countries)
 – 10,000 inpatient beds
 – 15,000 outpatients per day
 – Competent clinical research staff
 – 2x as many sites as Kaiser
• Physician/patient access
• World class clinical facilities and
 equipment
• Lobby partner with government
• Embedded CRO
 – Only global cell therapy CRO
 – US FDA registered
 – Over 500 patients treated
By leveraging our Fortis
partnership and in-house CRO,
Cesca has the potential to get
new cell treatments approved
faster and cheaper than our
competitors

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Co-Development and Marketing Prospects
Prospective partnerships
	VASCULAR CONDITIONS				ORTHOPEDIC CONDITIONS
	AMI	CLI	STROKE	NON HEALING ULCERS	SPINE	OA	NON UNION FRACTURES	AVN
Cook	X	X	X
Sanofi				X		X
Shire				X		X	X
Pfizer	X	X		X
Medtronic	X	X			X		X	X
Abbott	X	X
J&J	X	X	X	X	X		X	X
Terumo	X	X	X	X
Baxter	X		X
Amgen				X
Stryker					X	X	X	X
Biomet					X	X	X	X
Arthrex					X	X	X	X
TOTAL PROSPECTS	7	6	4	6	5	5	6	5
2012 Market Size ($B)	$2.40	$2.00	$5.20	$0.80	$0.80	$5.00	$1.10	$0.08

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Unlocking Intrinsic Value of Base Business
Expanding clinical uses for cord blood
• Accelerate Cord Blood Organic Revenue
− Leverage first mover position in Asia
− Take competitive share in Europe and the Americas
− Introduce advanced AXP upgrades, new products, and support
• Expand Practice of Medicine Usage of Cord Blood
− Leverage Cesca CRO for rapid, cost effective introduction of 5 new therapies
− Leverage Cesca research cord blood bank for clinical and engineering innovation
− Expanding indications beyond hematopoietic, making cord blood a neo-natal, point-of-
 care therapy
− Establish presence in US for direct sales to “Clinical Commercial Zones”
− Leverage Fortis Hospital Relationship for POM in Wound Care & Orthopedics

GOLDEN MEDITECH HOLDINGS LIMITED
金衛醫療集團有限公司
(Incorporated in the Cayman Islands with limited liability)

中國臍帶血庫企業集團
China Cord Blood Corporation

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Leveraging Cord blood
Global automated processing leader
Exclusive automated cord
blood processing device
provider to CCBC
Exclusive AXP distributor
in China and several
Southeast Asian
countries
Strong foundation in Golden Meditech and Cesca Research Bank allows us to capitalize on the Asia growth opportunity

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Overview of Key Milestones
Substantial near term clinical value drivers
• 2013
− Cardiac Patient Ph1b Enrollment Commences
• 2014
− Clinical Trial Approval (NHU IRB)
− Clinical Trial Approval (OA IRB)
− US Investigational New Drug Granted (CLI Ph1/2)
− Cardiac Patient Ph1b Enrollment Completed
− Ph1 Trial Concluded (NHU)
− Ph1 Trial Concluded (OA)
• 2015
− Cardiac Patient Ph1b Results
− US Investigational New Drug Granted Ph2 (OA)
− Cell Diagnostic Analyzer Product Launch
− US Investigational New Drug Granted Cardiac Ph2
− Pivotal Trial Initiated (NHU)

PEER GROUP VALUATION METRICS		
	Average	Median
Revenues	$14M	$12M
Income	($30M)	($27M)
Market Capitalization	$294M	$112M
Revenue Multiple	22x	12x

CESCA IMPLIED VALUATION			
		Cesca	
Cesca Annual Revenue (M)	Peer Group Rev Mltpl	Market Cap (M)	Stock Price*
$25	12x	$300	$6.00
$35	12x	$420	$8.40
$45	12x	$540	$10.80

* Stock price calculated assuming 50M outstanding shares

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Value Capture of Cesca Transformation
Revenue multiple expansion catalyst
CESCA THERAPEUTICS PEER GROUP
Cytori, Aastrom, Athersys, Neostem, Cytomedix, Mesoblast,
BioTime, Osiris, Harvest

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Cesca Growth Capital Investment
36 month horizon
Category	Growth Capital
• Clinical Development & Regulatory Initiatives - AMI, Stroke, OA, NHU - CLI, Spine, NUF, AVN	$15M
• Product Commercialization - Cord Blood (Distribution, Launches) - Clinical Commercial Zones	$2M
• Device Development & General Capital Req’s - Diagnostics Devices	$3M
Total	$20M
NOTE: To maximize the value of our clinical trials and accelerate our ability to commercialize our products in the growing market place we expect to invest approximately $15 to $20 million in our clinical and product platform initiatives in the next 36 months. We anticipate that the timing and amount of our investment will be staged consistent with our major clinical milestones. We will rely on potential cash flows from our combined operations and explore all available funding alternatives, including grant monies and strategic partnerships, to pursue a strategy that is in the best interest of our stockholders.

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Cesca Senior Leadership
Seasoned industry executives:
Significant Insider ownership
Matthew T. Plavan
CHIEF EXECUTIVE OFFICER, BOD
▪ COO ’08-’10 (3yrs), CFO ‘05-’13 (8yrs), & CFO for two venture-backed start-ups (5 yrs)
▪ Vice-President of Finance & Gen. Mgr McKesson (7yrs) & Ernst & Young (6yrs)
Kenneth L. Harris, M.S.
PRESIDENT, BOD
▪ 25 yrs exp. in healthcare & biotech. Previously Chairman, CEO, & Co-
 Founder of MK Alliance, Inc. a position (5 yrs)
▪ President of Pall Corp’s BioSciences Div. & Cell Therapy Div., ‘01- ‘08
Dan T. Bessey
CHIEF FINANCIAL OFFICER
▪ Served from ‘08-’12 as Vice-President & CFO of SureWest Communications
 (Telecom)
▪ VP Finance, Controller & Dir. of Corporate Finance (various roles) during 13yr tenure at SureWest (previous to CFO)
Mitchel Sivilotti, M.Sc.
SVP, BIOLOGICS
▪ 10 yrs exp. In biotech. Previously Vice-Chairman, President & Co-Founder of MK
 Alliance, Inc. a position held for 5yrs
▪ Prior to MKA, Mitch Managed the Global Cell Therapy Business Unit at Pall Corp.
Hal Baker
SVP, COMMERCIAL OPERATIONS
▪ Various roles as head of sales for ThermoGenesis ‘09- ‘13 (4yrs)
▪ VP, Global Sales for Hygenic Corporation ‘06- ’09 (3yrs) & managed sales and marketing for Pall Corporation ‘01- ’05 (4yrs)
Ken Pappa
VP, OPERATIONS
▪ VP Engineering, Manufacturing & various operations management roles ‘06 -
 ’13 (7yrs) ThermoGenesis.
▪ Various positions with Hewlett Packard-Agilent Technologies including Mfg.
 Controller & Sr. Operations Manager
Kevin Cooksy
VP, BUSINESS DEVELOPMENT
▪ VP, Business Development ‘11- ‘13 (2yrs) ThermoGenesis
▪ VP, Business Development ‘07 ‘10 (3yrs) for Perlegen Sciences & held various management positions in Corporate Development and Global
 Marketing  ‘05- ‘10 (5yrs) Agilent Technologies

First Integrated Regenerative Medicine Company

First Commercially Viable Point-of-care Cell Therapy

Substantial Near Term Value Stockholder Creation

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Cesca Investment Highlights
Uniquely positioned to lead in regenerative medicine
• Regenerative medicine is a major element of our future
 healthcare system
• Our integrated device, point-of-care services and Indian
 CRO business is a capital efficient, regulatory compliant
 model able to expedite new cell therapies to market
• Strong growth in ThermoGenesis’ base business in Asia
 provides working capital leverage for our therapeutic
 plans
• TotiPotent’s global therapeutic competence and Asian
 infrastructure is our primary growth engine
• Cesca assembles the management talent and
 experience to execute our plan

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Cesca Therapeutics
Additional Information
• Non-Solicitation
− This presentation and the information contained herein shall not constitute an offer to sell, buy or exchange or the solicitation of an offer to sell, buy or exchange any securities, nor shall there be any sale, purchase or exchange of securities in any jurisdiction in which such offer, solicitation, sale, purchase or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the
 Securities Act of 1933, as amended.
• Additional Information
− In connection with the merger, ThermoGenesis intends to file a registration statement
 (including a prospectus) on Form S-4 with the Securities and Exchange Commission.
 Holders of ThermoGenesis Common Stock and TotipotentRx Corporation common stock are urged to read the proxy statement/prospectus and any other relevant documents when filed because they contain important information about ThermoGenesis, TotipotentRx and the merger. A proxy statement will be sent to holders of our Common Stock and a proxy statement/prospectus will be sent to holders of TotipotentRx Corporation common stock.
 When filed, the proxy statement/prospectus and other documents relating to the proposed merger can be obtained free of charge from the SEC’s website at www.sec.gov. These documents can also be obtained free of charge from ThermoGenesis upon written request to ThermoGenesis, Investor Relations, 2711 Citrus Road Rancho Cordova, CA 95742.

Thank you